Exhibit 32.1

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURUSANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-Q of ADDvantage Technologies Group, Inc. (the "Company") for the fiscal quarter ended June
30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, Kenneth A. Chymiak, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained on the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                         By /s/ Kenneth A. Chymiak
                         -------------------------------
                         Name:     Kenneth A. Chymiak
                         Title:    Chief Executive Officer
                                   and Chief Financial Officer
                         Date:     July 29, 2005